Exhibit 10.1

FIRST AMENDMENT

TO FIVE-YEAR CREDIT AGREEMENT

THIS FIRST AMENDMENT TO FIVE-YEAR CREDIT AGREEMENT (this “Amendment”) is entered into as of November 20, 2015, among METLIFE, INC. and METLIFE FUNDING, INC. (collectively, the “Borrowers”), and the LENDERS (hereinafter defined), and is acknowledged by BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”) for the Lenders.

R E C I T A L S

A. The Borrowers entered into the Five-Year Credit Agreement dated as of May 30, 2014 (the “Agreement”), amending and restating the Five-Year Credit Agreement dated as of August 12, 2011 and the Five-Year Credit Agreement dated as of September 13, 2012, with the Lenders (the “Lenders”) party thereto, Bank of America, N.A., as Administrative Agent, a Fronting L/C Issuer, Several L/C Agent and a Limited Fronting Lender, JPMorgan Chase Bank, N.A., as a Fronting L/C Issuer and a Limited Fronting Lender, and Wells Fargo Bank, National Association, as a Fronting L/C Issuer and a Limited Fronting Lender. Unless otherwise indicated herein, all capitalized terms used herein shall have the meanings set forth in the Agreement and all Section and Schedule references herein are to sections and schedules in the Agreement.

B. The Borrowers have requested that the Agreement be amended to modify the definition of “Change in Control” and to otherwise modify the Agreement in certain respects and the Lenders have agreed to so amend the Agreement as set forth herein.

In consideration of the foregoing and the mutual covenants contained herein, the Borrowers, the Lenders and the Administrative Agent agree and acknowledge as follows:

1. Amendments.

(a) The definition of “Change in Control” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“‘Change in Control’ means the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder as in effect on the Restatement Closing Date), of shares representing more than 35% of the aggregate ordinary voting power represented by the issued and outstanding capital stock of MetLife.”

(b) The definition of “Eurodollar Base Rate” included in the definition of “Eurodollar Rate” set forth in Section 1.01 of the Agreement is amended to (i) delete “and” at the end of clause (a), (ii) insert “and” at the end of clause (b), and (iii) add a new clause (c) to read as follows:

“(c) if the Eurodollar Base Rate determined under clause (a) or clause (b) above shall be less than zero, such rate shall be deemed zero under such clause for purposes of this Agreement:”

First Amendment

(c) The definition of “Loan Notice” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“‘Loan Notice’ means a notice of (a) a Borrowing, (b) a conversion of Loans from one Type to the other, or (c) a continuation of Eurodollar Rate Loans, pursuant to Section 2.02(a), which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as may be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of a Borrower.”

(d) The definition of “Responsible Officer” set forth in Section 1.01 of the Agreement is amended to read in its entirety as follows:

“‘Responsible Officer’ means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer or controller of a Borrower, and, solely for purposes of notices given pursuant to Article II, any other officer of a Borrower so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of a Borrower designated in or pursuant to an agreement between such Borrower and Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Borrower shall be conclusively presumed to have been authorized by all necessary corporate, partnership and other action on the part of such Borrower and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Borrower.”

(e) Section 2.02(a) of the Agreement is amended to read in its entirety as follows:

“(a) Each Borrowing, each conversion of Loans from one Type to the other, and each continuation of Eurodollar Rate Loans shall be made upon a Borrower’s irrevocable notice to the Administrative Agent, which may be given by (A) telephone, or (B) a Loan Notice, provided that any telephone notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such notice must be received by the Administrative Agent not later than 11:00 a.m. (i) three Business Days prior to the requested date of any Borrowing of, conversion to or continuation of Eurodollar Rate Loans or of any conversion of Eurodollar Rate Loans to Base Rate Loans, and (ii) on the requested date of any Borrowing of Base Rate Loans. Each Borrowing of, conversion to or continuation of Eurodollar Rate Loans shall be in a principal amount of $10,000,000 or a whole multiple of $1,000,000 in excess thereof. Except as provided in Section 2.03(c), each Borrowing of or conversion to Base Rate Loans shall be in a principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Each Loan Notice shall specify (i) which Borrower is borrowing the Borrowing, (ii) whether a Borrower is requesting a Borrowing, a conversion of Loans from one Type to the other, or a continuation of Eurodollar Rate Loans, (iii) the requested date of the Borrowing, conversion or continuation, as the case may be (which shall be a

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Business Day), (iv) the principal amount of Loans to be borrowed, converted or continued, (v) the Type of Loans to be borrowed or to which existing Loans are to be converted, and (vi) if applicable, the duration of the Interest Period with respect thereto. If a Borrower fails to specify a Type of Loan in a Loan Notice or if a Borrower fails to give a timely notice requesting a conversion or continuation, then the applicable Loans shall be made as, or converted to, Base Rate Loans. Any such automatic conversion to Base Rate Loans shall be effective as of the last day of the Interest Period then in effect with respect to the applicable Eurodollar Rate Loans. If a Borrower requests a Borrowing of, conversion to or continuation of Eurodollar Rate Loans in any such Loan Notice, but fails to specify an Interest Period, it will be deemed to have specified an Interest Period of one month.

(f) Article X of the Agreement is amended to add a new Section 10.22 at the end of such Article to read as follows:

“10.22 Electronic Execution of Assignments and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or Loan Notices, waivers and consents) shall be deemed to include electronic signatures, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary the Administrative Agent is under no obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it.”

2. Representations. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, each Borrower represents and warrants to the Lenders and the Administrative Agent that, on and as of the date hereof:

(a) such Borrower has all requisite corporate authority and power to execute, deliver, and perform its obligations under this Amendment, which execution, delivery, and performance (i) have been duly authorized by all necessary corporate action, (ii) require no approvals from any Governmental Authority that have not been obtained and are not in full force and effect, (iii) do not violate its certificate of incorporation or its bylaws, (iv) do not violate any applicable law, and (v) do not violate or result in a default under any indenture, agreement or other instrument binding on it or its assets, except, in the case of clauses (iv) and (v) above, to the extent that such violation or default, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Change;

(b) upon its execution and delivery by the Borrowers, the Administrative Agent, and the Required Lenders, this Amendment will constitute legal and binding obligation of such Borrower, enforceable against such Borrower in accordance with this Amendment’s terms, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally;

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(c) no Default or Event of Default has occurred and is continuing; and

(d) the representations and warranties of such Borrower set forth in the Agreement are true and correct; provided, however, that each reference in Section 4.04 to “December 31, 2013” shall be for purposes of this clause (d) deemed to be a reference to “December 31, 2014” and Schedule 4.06 shall be deemed to read in its entirety as “Please see (1) Item 3 in the Form 10-K of MetLife, Inc. for the fiscal year ended December 31, 2014 and (2) Part 2, Item 1 in the Form 10-Qs of MetLife, Inc. for the fiscal quarters ended March 31, 2015, June 30, 2015 and September 30, 2015, each filed with the Securities and Exchange Commission at www.sec.gov.”

3. Conditions Precedent to Effectiveness. This Amendment shall not become effective unless and until:

(a) the Administrative Agent receives the following:

(i) counterparts of this Amendment executed by the Borrowers, the Required Lenders and the Administrative Agent;

(ii) any other documents, instrument, certificates, evidences and legal opinions as it may reasonably request in connection herewith; and

(iii) payment of all reasonable expenses, including reasonable legal fees and expenses of counsel to the Administrative Agent, incurred by the Administrative Agent in connection with this Amendment, to the extent invoiced to the Borrower on or prior to the date hereof; and

(b) the representations and warranties set forth in Section 2 of this Amendment are true and correct.

4. FATCA. For purposes of determining withholding Taxes imposed under the Foreign Account Tax Compliance Act (FATCA), from and after the effective date of this Amendment, the Borrowers and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) the Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

5. Expenses. The Borrowers shall pay all reasonable costs, fees, and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

6. Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document, (f) delivery of an executed counterpart of a signature page to this Amendment by telecopier, by electronic mail or by other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment, (g) this Amendment, the Agreement, as amended by this Amendment, and the other Loan Documents constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings,

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oral or written, relating to the subject matter hereof, (h) except as provided in this Amendment, the Agreement, the Notes, and the other Loan Documents are unchanged and are ratified and confirmed; and (i) except as provided in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

7. Parties. This Amendment is a Loan Document. This Amendment binds and inures to the benefit of the Borrowers, the Administrative Agent, the Lenders and their respective successors and assigns, subject to Section 10.07 of the Agreement.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.

[REMAINDER OF PAGE INTENTIONALLY BLANK.

SIGNATURE PAGES FOLLOW.]

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Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

METLIFE, INC.

By:	/s/ Marlene B. Debel
Name:	Marlene B. Debel
Title:	Executive Vice President and Treasurer

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

METLIFE FUNDING, INC.

By:	/s/ Marlene B. Debel
Name:	Marlene B. Debel
Title:	Chairman, President and Treasurer

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BANK OF AMERICA, N.A., as Administrative Agent, a Fronting L/C Issuer, Several L/C Agent, a Limited Fronting Lender and a Lender

By:	/s/ Chris Choi
Name:	Chris Choi
Title:	Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

JPMORGAN CHASE BANK, N.A., as a Fronting L/C Issuer, a Limited Fronting Lender and a Lender

By:	/s/ Richard Barracato
Name:	Richard Barracato
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Fronting L/C Issuer, a Limited Fronting Lender and a Lender

By:	/s/ Karen Hanke
Name:	Karen Hanke
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

AUSTRALIA AND NEW ZEALAND BANKING GROUP LIMITED, as a Lender

By:	/s/ Robert Grillo
Name:	Robert Grillo
Title:	Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE BANK OF NEW YORK MELLON, as a Lender

By:	/s/ Adim Offurum
Name:	Adim Offurum
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Kevin Chan
Name:	Kevin Chan
Title:	Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Oscar Cortez
Name:	O. Cortez
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BARCLAYS BANK PLC, as a Lender

By:	/s/ Vanessa Kurbatskiy
Name:	Vanessa Kurbatskiy
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

BNP PARIBAS, as a Lender

By:	/s/ Nair P. Raghu
Name:	Nair P. Raghu
Title:	Vice President

By:	/s/ Phil Truesdale
Name:	Phil Truesdale
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CITIBANK, N.A., as a Lender

By:	/s/ Peter Bickford
Name:	Peter Bickford
Title:	Vice President and Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES, as a Lender

By:	/s/ Michael McCarthy
Name:	Michael McCarthy
Title:	Managing Director

By:	/s/ Barry Feigenbaum
Name:	Barry Feigenbaum
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CREDIT AGRICOLE CORPORATE & INVESTMENT BANK, as a Lender

By:	/s/ Gordon Yip
Name:	Gordon Yip
Title:	Director

By:	/s/ Jaime Frontera
Name:	Jaime Frontera
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

CREDIT SUISSE AG, NEW YORK BRANCH, as a Lender

By:	/s/ Doreen Barr
Name:	Doreen Barr
Title:	Authorized Signatory

By:	/s/ William O’Daly
Name:	William O’Daly
Title:	Authorized Signatory

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Virginia Cosenza
Name:	Virginia Cosenza
Title:	Vice President

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	Jerry Li
Title:	Authorized Signatory

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

HSBC BANK USA, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jody Feldman
Name:	Jody Feldman
Title:	Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

ING BANK N.V., as a Lender

By:	/s/ M E R Sharman
Name:	M E R Sharman
Title:	Managing Director

By:	/s/ M D Riordan
Name:	M D Riordan
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

LLOYDS BANK PLC, as a Lender

By:	/s/ Erin Doherty
Name:	Erin Doherty
Title:	Assistant Vice President D006

By:	/s/ Daven Popat
Name:	Daven Popat
Title:	Senior Vice President P003

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

MIZUHO BANK, LTD., as a Lender

By:	/s/ David Lim
Name:	David Lim
Title:	Authorized Signatory

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Sharon Bazbaz
Name:	Sharon Bazbaz
Title:	Authorized Signatory

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

NATIONAL AUSTRALIA BANK LTD., as a Lender

By:	/s/ Helen Hsu
Name:	Helen Hsu
Title:	Director – Funds & Insurance

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

NORDEA BANK FINLAND PLC NEW YORK AND CAYMAN ISLAND BRANCHES, as a Lender

By:	/s/ Rolf Risam
Name:	Rolf Risam
Title:	Senior Vice President

By:	/s/ Lars Christian Eriksen
Name:	Lars Christian Eriksen
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE NORTHERN TRUST COMPANY, as a Lender

By:	/s/ Joshua Metcalf
Name:	Joshua Metcalf
Title:	2VP

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

THE ROYAL BANK OF SCOTLAND PLC, as a Lender

By:	/s/ Joseph A. Conte
Name:	Joseph A. Conte, CFA
Title:	Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SANTANDER BANK, N.A., as a Lender

By:	/s/ William Maag
Name:	William Maag
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SOCIÉTÉ GÉNÉRALE, as a Lender

By:	/s/ William Aishton
Name:	William Aishton
Title:	Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

STANDARD CHARTERED BANK, as a Lender

By:	/s/ Pramita Saha
Name:	Pramita Saha
Title:	Executive Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

STATE STREET BANK AND TRUST COMPANY, as a Lender

By:	/s/ Deirdre M. Holland
Name:	Deirdre M. Holland
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ Alan Krouk
Name:	Alan Krouk
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Evan Glass
Name:	Evan Glass
Title:	Senior Vice President

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Darlene Arias
Name:	Darlene Arias
Title:	Director

By:	/s/ Craig Pearson
Name:	Craig Pearson
Title:	Associate Director

Signature Page to

First Amendment to Five-Year Credit Agreement

Signature Page to that certain First Amendment to Five-Year Credit Agreement dated as of the date first above written, among MetLife, Inc., MetLife Funding, Inc., the Lenders party thereto, and Bank of America, N.A., as Administrative Agent.

UNICREDIT BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Michael A. Imperiale
Name:	Michael A. Imperiale
Title:	Director

By:	/s/ Jorge Wilmer
Name:	Jorge Wilmer
Title:	Managing Director

Signature Page to

First Amendment to Five-Year Credit Agreement